"CONFIDENTIAL TREATMENT REQUESTED. Confidential portions of this document were redacted and filed separately with the Commission."

                           MEMORANDUM OF UNDERSTANDING
                                  CEC HARDWARE
                            Dated: February 25, 1997


GENERAL
This memorandum of understanding covers Unisys, Payment Systems Division (PSD) participation in the development and manufacture of an initial proof of concept volume of certain Customer Service Station hardware components of the Coupon Exchange Center systems (CEC). This memorandum is an addition to the initial agreement dated January 13, 1996, and does not supersede any of the terms stated therein.

SCOPE OF WORK
 1. Unisys will develop specialized / customized rack-mounted Customer Service Stations for ISMSI.

 2. Unisys will assemble, test and deliver fully integrated rack mounted Customer Service Stations and Store Host Servers to [*...*]

 3. [*...*] will assemble and test Unisys components and [*...*] components into a finished CEC with TVs and marquee and deliver to customer

 4. ISMSI wilt be responsible for scanner/shredder development and manufacture. checkout lane unit development and manufacture, CEO system installation and support.


ADVANTAGES OF UNISYS CUSTOMER STATION DESIGN AND MANUFACTURE

Unisys brings the following strengths to the relationship with respect to hardware development:

          High Quality SEI Level 2 And ISO 9000 Engineering And Manufacturing Processes
          Electrical And Mechanical Engineering Expertise
          Design For Initial And Continuing Low Cost Manufacture
          Design For UL / CSA / FCC Certifications
          Change Control Processes For New Features, New Hardware And Fixes Product Information And Records Management
          Supply Line Management
          Supplier Quality Control
          Quality Control Processes
          Distribution And Logistics
          Parts Acquisition Cost Management- Volume Buys
          On-Going Hardware/Software Uplevels
          Field Engineering Support Structures - Spares/Safety/Fixes


MARKETING RIGHTS
Product(s) designed by Unisys solely for ISMSI specifications would only be used by ISMSI unless agreed by ISMSI.

DEVELOPMENT RIGHTS
PSD is the sole provider of the agreed upon Customer Service Center components to ISMSI unless agreed otherwise by PSD.


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

INITIAL HARDWARE PRODUCT

PSD will design and manufacture for ISMSI a [*...*] to be [*...*] a full [*...*] system by [*...*]. Initially PSD will provide a [*...*]. It is anticipated this agreement [*...*] configurations and perhaps additional [*...*] which are not covered by this memorandum. The proposed development costs and schedule are detailed in Addendum 2 attached.

PRICING
PSD will provide ISMSI a CEC 3X Customer Service Station module and spare parts at an agreed price, see estimate in Addendum 3. Price will be fixed for one year with changes negotiated annually.

BPO, PURCHASE ORDERS
ISMSI will provide PSD with a Blanket Purchase Order (BPO) for 12 months of production. At the start at each quarter ISMSI will issue firm Purchase Orders for the next quarter's production (90 days in advance).

LEAD-TIME
Standard lead-time for product and parts will be 60 days after ISMSI approval for shipment.

SHIPMENTS
All products will be shipped F.O.B. plant of manufacture, in accordance with the delivery schedule specified on the corresponding Purchase Order. Freight and distribution from Unisys to [*...*] and to final customer will be ISMSI's responsibility.

WARRANTY
Unisys PSD will provide a 12 month warranty from date of shipment on products and parts.

HARDWARE SUPPORT
Unisys PSD will provide 12 months hardware support (hardware design fixes) from date of product shipment. Ongoing support will be provided at a rate to be negotiated. Enhancements will be quoted separately.

DEFAULT
It either party should be in default with respect to the business plans and/or deliverables and the other party elects to dissolve this business relationship the other party will so notify in writing, the party in default. The defaulting party shall have 80 days to cure such default or provide a mutually acceptable plan to cure.

TERMINATION FOR DEFAULT
In the event the default(s) is not cured or a mutually acceptable plan to cure is not received within the specified time, then the non-defaulting party shall have the right to terminate this agreement. In the event of [*...*] provided that a [*...*] in good faith.

TERM OF THE AGREEMENT
The initial term of this agreement is for a period of 5 years. This agreement will automatically be extended for an additional 12 months at the end of the initial team and annually thereafter unless terminated in writing by either party 90 days prior to the expiration date.

DEFINITIONS

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

CUSTOMER SERVICE STATION: A workstation to be utilized by the consumer, having a minimum configuration of a PC, display, cord reader, scanner/shredder, printer, and necessary software/middleware.

CEC: A Kiosk containing 1-3 Customer Service Stations, any necessary peripherals for the integrated solution. including the point of sale coupon shredder and check writers, Kiosk server, networking and software/middleware.

EXPRESSION OF INTENT

This document as only an expression of the general terms which might form the basis for a definitive agreement to be entered into between the parties. This document should in no way be construed as a binding agreement between the parties. It a definitive agreement incorporating the terms of this document is not completed for whatever reason neither party shall have any liability to the other. The exception to this being purchase orders provided between the companies to cover the development costs while the final agreement is being finalized.

The target date for a signed contract is March 31, 1997.



AGREED




/s/ Michael R. Thomas                       /s/ Everett Schulze, Jr.
-----------------------------               ------------------------------
Michael R. Thomas                           Everett Schulze, Jr.
V.P. and General Manager                    President/CEO
Payment Systems Division                    In Store Media Systems, Inc.
Unisys Corporation


[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                   ADDENDUM 1
                                  UNISYS TASKS

UNISYS TASKS:  (FOR A [*...*] WORK NOT INCLUDED)

     MECHANICAL:

1.   DESIGN [*...*] FOR [*...*].
2. [*...*] DESIGN WILL BE ADAPTABLE FOR [*...*] MODELS. [*...*] MODELS WILL BE DEVELOPED LATER.
3.   DESIGN [*...*] FOR:
4.   [*...*]
5.   DESIGN (WITH [*...*])[*...*] FOR [*...*].
6.   DESIGN [*...*] FOR [*...*].

     ELECTRICAL:

7.   [*...*]
8.    [*...*] DISTRIBUTION
9.    [*...*] DISTRIBUTION
10.   [*...*] FOR [*...*]
11.   [*...*]
12.   [*...*]
13.   [*...*]
14.   [*...*]
15.   [*...*]
16.   [*...*]
17.   DESIGN/DEVELOP [*...*]
18.   DESIGN/DEVELOP [*...*]
19.   [*...*] CONTROL FOR [*...*]
20.   OBTAIN [*...*] FOR WHOLE [*...*]

      SOFTWARE:

21.   [*...*] MODIFICATIONS

[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                   ADDENDUM 2
                          STAFFING / BUDGET / SCHEDULE

     STAFFING AND BUDGET
 o       STAFF OF 9 FOR 9 MONTHS
 o             MECHANICAL ENGINEERS
 o             MECHANICAL DESIGNERS
 o             ELECTRICAL ENGINEERS
 o             ELECTRICAL TECHNICIANS
 o             PROJECT MANAGER
 o             PRODUCT INFORMATION AND RECORDS
 o       REGULATORY APPROVALS
 o       DEVELOPMENT BUDGET = [*...*]

     MATERIALS AND BUDGET
 o       BUILD 7 CEC 3X CUSTOMER SERVICE STATIONS
 o             -1 DENVER
 o             -1 [*...*]
 o             -2 PLYMOUTH
 o             -3 BETA UNITS....(1 FROM PLYMOUTH = 4)
 o             [*...*]


     SCHEDULE
 o   DESIGN REVIEW AT [*...*]                                    [*...*]
 o   COMPONENT HARDWARE FOR SOFTWARE DEVELOPMENT                 [*...*]
 o   DESIGN REVIEW AT PLYMOUTH                                   [*...*]
 o   PROTOTYPE FRAME TO [*...*]                                  [*...*]
 o   FIRM DESIGN FOR [*...*]                                     [*...*]
 o   BEGIN INTEGRATION AT [*...*]                                [*...*]
 o   START BETA TEST                                             [*...*]



[*...*] Confidential material redacted and filed separately with the Commission.

"CONFIDENTIAL TREATMENT REQUESTED"

                                   ADDENDUM 3
                 CEC 3X Customer Service Station Cost Estimate

ASSUMPTIONS:

1.  Unisys Estimate for PC Components
2.  Unisys Estimate for missing/added components
3.  ISMS quotes for all other parts
4.  ISMS builds/tests [*...*] and delivers to Unisys
5. Unisys builds/tests 3x customer stations, integrates [*...*], delivers to [*...*]
6. [*...*] builds CEC shell/integrates customer stations, [*...*], and [*...* and delivers to customer
7.  ISMS builds/tests checkout units and delivers to customer
8.  ISMS integrates CEC and checkout units on-site.



                                         ISMS COST    UNISYS QUOTE      DELTA        %
UNISYS CUSTOMER SERVICE STATION (3X)
[*...*]                                 $  [*...*]    $  [*...*]     $  [*...*]   [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
Plus added Hardware require             $  [*...*]    $  [*...*]     $  [*...*]   [*...]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
Plus Labor                              $  [*...*]    $  [*...*]     $  [*...*]   [*...]
Plus Overhead                           $  [*...*]    $  [*...*]     $  [*...*]   [*...]
Subtotal Unisys CSS (3X)                $  [*...*]    $  [*...*]     $  [*...*]   [*...]

ADDITIONAL HARDWARE TO BE PROVIDED BY ISMSI AND [*...*]

ISMS [*...*] (CSC)                      $  [*...*]    $  [*...*]     $  [*...*]   [*...]
[*...*]                                    [*...*]       [*...*]
[*...*]                                    [*...*]

[*...*] Structure                       $  [*...*]    $  [*...*]     $  [*...*]   [*...]
[*...*] components                         [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]

ISMS CS/CW Checkout lane                $  [*...*]    $  [*...*]     $  [*...*]   [*...]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]
[*...*]                                    [*...*]

CEC Total                               $  [*...*]    $  [*...*]     $  [*...*]   [*...]

[*...*] Confidential material redacted and filed separately with the Commission.